Exhibit 99.1

NEWS RELEASE

Contact: Kathy Liebmann        (734) 241-2438                 kathy.liebmann@la-z-boy.com

LA-Z-BOY FINALIZES PREVIOUSLY ANNOUNCED NEWTON, MS FACILITY CLOSURE

MONROE, Mich., July 18, 2022--La-Z-Boy Incorporated (NYSE: LZB), a global leader in residential furniture, today announced that it is finalizing the planned closure of its Newton, Mississippi upholstery manufacturing facility, expected to be effective September 16, 2022. In June 2020, the company announced that it would close the Newton facility as part of its plan to strengthen and re-align the business to thrive in what was a new external environment marked by COVID-19. However, with stronger-than-expected demand ensuing immediately thereafter, the company temporarily re-activated a portion of the Newton facility in October 2020. Over the past two years, La-Z-Boy has added capacity to its manufacturing footprint and rebalanced production across more than 5 million square feet of North American manufacturing space to leverage efficiencies and manage its backlog.

The company’s Newton assembly plant, built in 1960, currently accounts for less than 5% of the La-Z-Boy branded business total upholstery production. Approximately 180 employees will be affected by the closure; the Newton-based integrated internal supply and other functions will remain in operation and approximately 235 individuals work across these areas and will remain with the company.

Cautionary Note Regarding Forward-Looking Statements

This news release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Generally, forward-looking statements include information concerning expectations, projections or trends relating to our results of operations, financial results, financial condition, strategic initiatives and plans, expenses, dividends, share repurchases, liquidity, use of cash and cash requirements, borrowing capacity, investments, future economic performance, business and industry and the effect of the novel coronavirus (“COVID-19”) pandemic on our business operations and financial results.

The forward-looking statements in this press release are based on certain assumptions and currently available information and are subject to various risks and uncertainties, many of which are unforeseeable and beyond our control, such as the continuing and developing impact of, and uncertainty caused by, the COVID-19 pandemic. Additional risks and uncertainties that we do not presently know about or that we currently consider to be immaterial may also affect our business operations and financial results. Our actual future results and trends may differ materially depending on a variety of factors, including, but not limited to, the risks and uncertainties discussed in our fiscal 2022 Annual Report on Form 10-K and other factors identified in our reports filed with the Securities and Exchange Commission (the "SEC"), available on the SEC's website at www.sec.gov. Given these risks and uncertainties, you should not rely on forward-looking statements as a prediction of actual results. Any or all of the forward-looking statements contained in this press release may turn out to be incorrect. We are including this cautionary note to make applicable and take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or for any other reason.

Additional Information

This news release is just one part of La-Z-Boy’s financial disclosures and should be read in conjunction with other information filed with the SEC, which is available at: https://lazboy.gcs-web.com/financial-information/sec-filings. Investors and others wishing to be notified of future La-Z-Boy news releases, SEC filings and quarterly investor conference calls may sign up at: https://lazboy.gcs-web.com/.

Background Information

La-Z-Boy Incorporated is one of the world’s leading residential furniture producers, marketing furniture for every room of the home. The Wholesale segment includes England, La-Z-Boy, American Drew®, Hammary®, Kincaid® and the company's international wholesale and manufacturing businesses. The company-owned Retail segment includes 161 of the 348 La-Z-Boy Furniture Galleries® stores. Joybird is an e-commerce retailer and manufacturer of upholstered furniture.

The corporation’s branded distribution network is dedicated to selling La-Z-Boy Incorporated products and brands, and includes 348 stand-alone La-Z-Boy Furniture Galleries® stores and 531 independent Comfort Studio® locations, in addition to in-store gallery programs for the company’s Kincaid and England operating units. Additional information is available at http://www.la-z-boy.com/.